UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 5, 2015

Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

On March 5, 2015, Merit Medical Systems, Inc. (the “Company”) will conduct its Investor Day presentation at the Company’s headquarters in South Jordan, Utah. During the presentation, members of the Company’s management intend to discuss the Company's operations, performance and outlook. The Company’s management also intends to discuss the Company’s expectations regarding various measures of the Company’s financial performance.

The Investor Day presentation is scheduled to begin at 9:00 a.m., Mountain time, on March 5, 2015. Investors, analysts, shareholders and the general public are invited to access a live webcast of the presentation over the Internet via the “Investors” page on the Company’s website (www.merit.com). The presentation will also be archived and accessible via the “Investors” page on the Company’s website (www.merit.com) following the completion of the webcast. Website addresses are included in this report for reference only. The information contained on the Company’s website is not part of this report and is not incorporated by reference into this report.

A copy of a press release, dated March 5, 2015, addressing the Company's three-year plan to be discussed during the Investor Day presentation, is attached as Exhibit 99.1 to this report. A copy of the printed materials to be presented by the Company’s management during the Investor Day presentation is attached as Exhibit 99.2 to this report.

The information furnished pursuant to Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 5, 2015, entitled "Merit Medical Details Three-Year Plan to Accelerate Profitable Growth"
99.2	Merit Medical Systems, Inc. Investor Day presentation slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: March 5. 2015	By:	/s/ Kent W. Stanger
Kent W. Stanger
Chief Financial Officer, Secretary, Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated March 5, 2015, entitled "Merit Medical Details Three-Year Plan to Accelerate Profitable Growth"
99.2	Merit Medical Systems, Inc. Investor Day presentation slides

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